Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 of the SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Annual Report on Form 10-KSB of Black Diamond Industries, Inc., for the year ended October 31, 2002, I, Ben Marcovitch, President of Black Diamond Industries, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

        (1) such Annual Report on Form 10-KSB for the year ended October 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in such Annual Report on Form 10-KSB for the year ended October 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Black Diamond Industries, Inc.

Black Diamond Industries, Inc.
Date: December 6, 2002

/s/ Ben Marcovitch
 By: Ben Marcovitch
President

CERTIFICATION PURSUANT TO SECTION 906 of the SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Annual Report on Form 10-KSB of Black Diamond Industries, Inc., for the year ended October 31, 2002, I, Joseph Fasciglione, Secretary and Treasurer of Black Diamond Industries, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

        (1) such Annual Report on Form 10-KSB for the year ended October 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in such Annual Report on Form 10-KSB for the year ended October 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Black Diamond Industries, Inc.

Black Diamond Industries, Inc.
Date: December 6, 2002

/s/ Joseph Fasciglione
 By: Joseph Fasciglione
Secretary and Treasurer